MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

MUNICIPAL MARKET CONDITIONS

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

                         30-YEAR BOND YIELDS 1997-2001

                     Date         AAA Ins      Tsy          % Relationship
                   12/31/96        5.60        6.63              84.46%
                   01/31/97        5.70        6.79              83.95%
                   02/28/97        5.65        6.80              83.09%
                   03/31/97        5.90        7.10              83.10%
                   04/30/97        5.75        6.94              82.85%
                   05/30/97        5.65        6.91              81.77%
                   06/30/97        5.60        6.78              82.60%
                   07/30/97        5.30        6.30              84.13%
                   08/31/97        5.50        6.61              83.21%
                   09/30/97        5.40        6.40              84.38%
                   10/31/97        5.35        6.15              86.99%
                   11/30/97        5.30        6.05              87.60%
                   12/31/97        5.15        5.92              86.99%
                   01/31/98        5.15        5.80              88.79%
                   02/28/98        5.20        5.92              87.84%
                   03/31/98        5.25        5.93              88.53%
                   04/30/98        5.35        5.95              89.92%
                   05/29/98        5.20        5.80              89.66%
                   06/30/98        5.20        5.65              92.04%
                   07/31/98        5.18        5.71              90.72%
                   08/31/98        5.03        5.27              95.45%
                   09/30/98        4.95        5.00              99.00%
                   10/31/98        5.05        5.16              97.87%
                   11/30/98        5.00        5.06              98.81%
                   12/31/98        5.05        5.10              99.02%
                   01/31/99        5.00        5.09              98.23%
                   02/28/99        5.10        5.58              91.40%
                   03/31/99        5.15        5.63              91.47%
                   04/30/99        5.20        5.66              91.87%
                   05/31/99        5.30        5.83              90.91%
                   06/30/99        5.47        5.96              91.78%
                   07/31/99        5.55        6.10              90.98%
                   08/31/99        5.75        6.06              94.88%
                   09/30/99        5.85        6.05              96.69%
                   10/31/99        6.03        6.16              97.89%
                   11/30/99        6.00        6.29              95.39%
                   12/31/99        5.97        6.48              92.13%
                   01/31/00        6.18        6.49              95.22%
                   02/29/00        6.04        6.14              98.37%
                   03/31/00        5.82        5.83              99.83%
                   04/30/00        5.91        5.96              99.16%
                   05/31/00        5.91        6.01              98.34%
                   06/30/00        5.84        5.90              98.98%
                   07/31/00        5.73        5.78              99.13%
                   08/31/00        5.62        5.67              99.12%
                   09/30/00        5.74        5.89              97.45%
                   10/31/00        5.65        5.79              97.58%
                   11/30/00        5.55        5.61              98.93%
                   12/31/00        5.27        5.46              96.52%
                   01/31/01        5.30        5.50              96.36%
                   02/28/01        5.27        5.31              99.25%
                   03/31/01        5.26        5.44              96.69%
                   04/30/01        5.45        5.79              94.13%
                   05/31/01        5.40        5.75              93.91%
                   06/30/01        5.35        5.76              92.88%
                   07/31/01        5.16        5.52              93.48%
                   08/31/01        5.07        5.37              94.41%
                   09/30/01        5.20        5.42              95.94%
                   10/31/01        5.04        4.87             103.49%
                   11/30/01        5.17        5.29              97.73%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Quality Municipal Securities (IQM) increased from $14.28 to $15.19 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total NAV return was 12.52 percent. IQM's value on the New York Stock Exchange (NYSE) increased from $12.125 to $13.62 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQM's total market return was 18.82 percent. As of October 31, 2001, IQM's share price was at a 10.34 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.0625 to $0.0675 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.119 per share versus

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

$0.077 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

PORTFOLIO STRUCTURE

The Trust's net assets of $346 million were diversified among 12 long-term sectors and 56 credits. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 4.9 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.08 per share to common share earnings. IQM's five ARPS series totaled $97 million and represented 28 percent of net assets. Weekly ARPS rates ranged between 1.85 and
5.05 percent during the fiscal period. In July and September 2001, 12-month auctions yielded 2.75 and 2.47 percent, respectively.

LOOKING AHEAD

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 448,600 shares of common stock at a weighted average market discount of 10.30 percent.

We appreciate your ongoing support of Morgan Stanley Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,




/s/ Charles A. Fiumefreddo              /s/ Mitchell M. Merin
-------------------------------         ---------------------------
Charles A. Fiumefreddo                  Mitchell M. Merin
Chairman of the Board                   President

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED


LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

Water & Sewer            15%
General Obligation       12%
Transportation           12%
Hospital                 11%
Mortgage                 11%
IDR/PCR*                 10%
Electric                  8%
Education                 7%



* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE.
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 2001
(% of Total Long-Term Portfolio)

Aa or AA              46%
Aaa or AAA            41%
A or A                13%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

1-5  Years               0.0%
5-10 Years               1.2%
10-20 Years             70.3%
20-30 Years             26.7%
30+ Years                1.8%

WEIGHTED AVERAGE MATURITY: 18 YEARS

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

                                       WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                                 BONDS CALLABLE

    0%     1%    51%    14%     0%     0%     5%     1%     4%     4%    20%
  2001   2002   2003   2004   2005   2006   2007   2008   2009   2010   2011+


                              YEARS BONDS CALLABLE


                                               WEIGHTED AVERAGE BOOK YIELD: 5.6%

                               COST (BOOK) YIELD*



         6.0%   5.6%   5.7%                 5.6%   5.2%   5.3%   6.0%   5.3%
  2001   2002   2003   2004   2005   2006   2007   2008   2009   2010   2011+


* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.0% ON 1% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING

On June 26, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1)  Election of Trustees by all shareholders:

     Michael Bozic
     For ..............  13,641,592
     Withheld .........     236,658

     James F. Higgins
     For ..............  13,540,219
     Withheld .........     338,031

(2)  Election of Trustee by preferred shareholders:

     Charles A. Fiumefreddo
     For ..................   1,307
     Withheld .............       0

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(3)  Ratification of the selection of Deloitte & Touche LLP as Independent
     Auditors:

     For ............. 13,663,832
     Against .........     66,473
     Abstain .........    147,945

Morgan Stanley Quality Municipal Securities
Portfolio of Investments o October 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE          VALUE
-----------                                                                             ------------ ----------- ---------------
            TAX-EXEMPT MUNICIPAL BONDS (95.1%)
            GENERAL OBLIGATION (12.2%)
$   3,000   De Kalb County, Georgia, Refg 1993 ........................................ 5.25 %       01/01/20    $  3,040,050
    4,020   Chicago, Illinois, Ser 2000 A (FGIC) ...................................... 6.125        01/01/21       4,474,823
    4,000   Anne Arundel County, Maryland, Ser 1999 ................................... 5.00         05/15/19       4,069,760
   10,000   Washington Suburban Sanitation District, Maryland,
              Refg 1993 Second Ser .................................................... 5.25         06/01/14      10,350,800
   10,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
              Refg Ser 1997** ......................................................... 5.125        05/15/25      10,078,100
   10,000   Seattle, Washington, Refg Ser 1993 ........................................ 5.65         01/01/20      10,260,400
---------                                                                                                        ------------
   41,020                                                                                                          42,273,933
---------                                                                                                        ------------
            EDUCATIONAL FACILITIES REVENUE (7.3%)
    3,000   District of Columbia, Georgetown University Ser 1993 ...................... 5.25         04/01/13       3,056,130
            Illinois Educational Facilities Authority,
    4,695     Illinois Wesleyan University Ser 1993 ................................... 5.70         09/01/23       4,808,008
    4,955   Northwestern University Refg Ser 1993 ..................................... 5.375        12/01/21       5,035,420
            Massachusetts Health & Educational Facilities Authority,
   10,000     Boston College Ser K .................................................... 5.25         06/01/18      10,136,300
    2,100     Wentworth Institute of Technology Ser B (Connie Lee) .................... 5.50         10/01/23       2,136,078
---------                                                                                                        ------------
   24,750                                                                                                          25,171,936
---------                                                                                                        ------------
            ELECTRIC REVENUE (7.9%)
    2,000   Orlando Utilities Commission, Florida, Ser 2001 A ......................... 5.25         10/01/19       2,070,540
    4,800   North Carolina Municipal Power Agency #1, Catawba Ser 1993
              (MBIA) .................................................................. 5.50         01/01/12       4,975,632
    5,000   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) ........... 5.50         07/01/21       5,085,200
    5,000   Chelan County Public Utility District #1, Washington, Hydro Refg
              Ser 1993 G .............................................................. 5.375        06/01/18       5,067,150
   10,000   Snohomish County Public Utility District #1, Washington, Ser 1993 B .......
              (AMT) ................................................................... 5.80         01/01/24      10,174,200
---------                                                                                                        ------------
   26,800                                                                                                          27,372,722
---------                                                                                                        ------------

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE          VALUE
-----------                                                                            ------------ ----------- ---------------
            HOSPITAL REVENUE (11.4%)
$  7,500    Colorado Health Facilities Authority, Catholic Health Initiatives
              Ser 2001 A ............................................................. 5.25 %       09/01/24    $  7,391,475
   3,500    Maine Health & Higher Educational Facilities Authority, Ser 1993 D
              (FSA) .................................................................. 5.50         07/01/18       3,592,260
  10,000    Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/ ...
              Christian Health Services Ser 1993 A ................................... 5.25         05/15/14      10,767,800
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser 2001 A ............. 5.25         10/01/33       2,949,660
   4,500    North Central Texas Health Facilities Development Corporation, Baylor
              HealthCare Ser 2001 A (WI) ............................................. 5.125        05/15/29       4,336,020
  10,000    Fairfax County Industrial Development Authority, Virginia, Inova Health ..
              Refg Ser 1993 A ........................................................ 5.25         08/15/19      10,448,000
--------                                                                                                        ------------
  38,500                                                                                                          39,485,215
--------                                                                                                        ------------
            INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (10.0%)
  10,000    Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
              Ser 1993 (AMT) (MBIA) .................................................. 5.45         11/01/23      10,126,300
   4,000    Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser 1993....... 5.55         07/15/14       4,191,760
   4,000    Brazos River Authority, Texas, Houston Lighting & Power Co
              Ser 1993 (MBIA) ........................................................ 5.60         12/01/17       4,116,000
   5,000    Marshall County, West Virginia, Ohio Power Co Ser B (MBIA) ............... 5.45         07/01/14       5,200,600
  10,000    Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 ............. 6.90         02/01/13      10,927,900
--------                                                                                                        ------------
  33,000                                                                                                          34,562,560
--------                                                                                                        ------------
            MORTGAGE REVENUE - MULTI-FAMILY (5.1%)
   4,010    Illinois Housing Development Authority, 1993 Ser A ....................... 5.90         07/01/12       4,098,541
  13,310    Wisconsin Housing & Economic Development Authority, 1993 Ser ............. 5.55         11/01/15      13,411,555
--------                                                                                                        ------------
  17,320                                                                                                          17,510,096
--------                                                                                                        ------------
            MORTGAGE REVENUE - SINGLE FAMILY (5.6%)

   5,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA) .................... 6.00         06/01/27       5,279,850
   3,830    Connecticut Housing Finance Authority, 1993 SubSer F-1 ................... 5.60         05/15/11       3,974,583
   7,000    Kentucky Housing Corporation, Federally Insured/Gtd Loans 1993
              Ser B .................................................................. 5.40         07/01/14       7,158,550
   3,000    Virginia Housing Development Authority, 1992 Ser A ....................... 7.10         01/01/25       3,066,780
--------                                                                                                        ------------
  18,830                                                                                                          19,479,763
--------                                                                                                        ------------

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON       MATURITY
 THOUSANDS                                                                                  RATE          DATE          VALUE
-----------                                                                               ----------   ----------- ---------------
              PUBLIC FACILITIES REVENUE (4.4%)
$   5,000     California Public Works Board, Correctional 1993 Ser D COPs ............... 5.375%       06/01/18    $  5,096,700
   10,000     Regional Convention & Sports Complex Authority, Missouri,
                Refg Ser A 1993 ......................................................... 5.60         08/15/17      10,288,700
---------                                                                                                          ------------
   15,000                                                                                                            15,385,400
---------                                                                                                          ------------
              RESOURCE RECOVERY REVENUE (3.0%)
   10,000     Northeast Maryland Waste Disposal Authority, Montgomery County Ser
---------       1993 A (AMT) ............................................................ 6.30         07/01/16      10,427,100
                                                                                                                   ------------
              TRANSPORTATION FACILITIES REVENUE (12.2%)
    5,000     Miami-Dade County, Florida, Miami International Airport Ser 2000 A
                (AMT) (FGIC) ............................................................ 6.00         10/01/24       5,440,850
    3,000     Hawaii Airports, Refg Ser 2000 B (AMT) (FGIC) ............................. 6.625        07/01/18       3,385,890
    3,000     Chicago, Illinois, O'Hare International Airport Passenger Ser 2001 A
                (Ambac) (AMT) ........................................................... 5.375        01/01/32       3,042,720
    3,000     Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ........... 5.50         01/01/15       3,311,130
    5,000     Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
                Sub Lien Ser 1993 C (MBIA) .............................................. 5.25         12/01/13       5,157,050
    4,000     Missouri Highways & Transportation Commission, Ser A 2001 ................. 5.125        02/01/18       4,120,640
    3,000     Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) ...................... 4.75         12/01/27       2,859,750
    9,965     South Carolina Transportation Infrastructure Bank, Ser 1999 A
                (Ambac) ................................................................. 5.50         10/01/16      10,667,233
    4,175     Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ............ 5.50         05/15/18       4,288,101
---------                                                                                                          ------------
   40,140                                                                                                            42,273,364
---------                                                                                                          ------------
              WATER & SEWER REVENUE (14.5%)
    5,000     Los Angeles County Sanitation Districts Financing Authority, California,
                1993 Ser A .............................................................. 5.25         10/01/19       5,093,550
              Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
    3,000       Ser 1993 A (MBIA) ....................................................... 5.50         05/15/21       3,057,750
    5,000       Ser 1993 B (MBIA) ....................................................... 5.50         05/15/23       5,091,400
    5,020     Massachusetts Water Resources Authority, 1993 Ser C ....................... 5.25         12/01/20       5,095,752
    4,000     Truckee Meadows Water Authority, Nevada, Ser 2001 A (FSA) ................. 5.50         07/01/19       4,204,760
    5,000     New York City Municipal Water Finance Authority, New York,
              1994 Ser B ................................................................ 5.50         06/15/19       5,116,450
    3,000     Winston-Salem, North Carolina, Water & Sewer Refg Ser 2001 ................ 5.125        06/01/28       3,038,760
    5,000     Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) ............. 5.50         06/15/14       5,272,700
    5,000     Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) ................... 5.125        05/15/27       5,016,350

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON         MATURITY
 THOUSANDS                                                                               RATE            DATE           VALUE
-----------                                                                           ------------   ------------- ---------------
$   5,000     Houston Texas Water & Sewer Jr Lien Refg Ser 2001 A (FSA) ............. 5.50 %         12/01/16      $  5,330,500
    4,000     Norfolk, Virginia, Water Ser 1993 (Ambac) ............................. 5.375          11/01/23         4,074,080
---------                                                                                                          ------------
   49,020                                                                                                            50,392,052
---------                                                                                                          ------------
              OTHER REVENUE (1.5%)
    5,000     New York Local Government Assistance Corporation, Ser 1993 C .......... 5.50           04/01/18         5,115,200
---------                                                                                                          ------------
  319,380     TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $316,552,190) .............................................    329,449,341
---------                                                                                                          ------------
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.5%)
              Missouri Health & Educational Facilities Authority,
    4,900       Cox Health Ser 1997 (MBIA) (Demand 11/01/01) ........................ 2.00*          06/01/15         4,900,000
    4,300     Washington University Ser 2000 C (Demand 11/01/01) .................... 2.00*          09/01/30         4,300,000
    6,400     Harris County Health Facilities Development Corporation, Texas,
                Methodist Hospital Ser 1994 (Demand 11/01/01) ....................... 1.95*          12/01/25         6,400,000
---------                                                                                                          ------------
   15,600     TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $15,600,000)..............................     15,600,000
---------                                                                                                          ------------
$ 334,980     TOTAL INVESTMENTS (Cost $332,152,190) (a) ..........................................      99.6%       345,049,341
=========
              OTHER ASSETS IN EXCESS OF LIABILITIES ..............................................       0.4          1,293,183
                                                                                                       -----       ------------
              NET ASSETS .........................................................................     100.0%      $346,342,524
                                                                                                       =====       ============

------------
 AMT    Alternative Minimum Tax.
COPs    Certificates of Participation.
 WI     Security purchased on a "when-issued" basis.
 *      Current coupon of variable rate demand obligation.
 ** A portion of this security is segregated in connection with the purchase of a "when-issued" security.
 (a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross and net unrealized appreciation is $12,897,151.

Bond Insurance:
---------------
Ambac       Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
            Assurance Corporation.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Inc.
MBIA        Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS  o  OCTOBER 31, 2001 CONTINUED

                       Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets

Alaska .......................    1.5%       Maine ........................    1.0        South Carolina ...............    4.6%
California ...................    2.9        Maryland .....................    8.4        Tennessee ....................    2.9
Colorado .....................    2.1        Massachusetts  ...............    5.0        Texas  .......................    7.3
Connecticut ..................    1.1        Michigan .....................    1.5        Virginia .....................    6.3
District of Columbia .........    0.9        Missouri  ....................    9.9        Washington ...................    7.4
Florida ......................    2.2        Nevada .......................    1.2        West Virginia ................    1.5
Georgia ......................    0.9        New York .....................    3.0        Wisconsin ....................    7.0
Hawaii .......................    3.9        North Carolina ...............    2.3                                         ----
Illinois .....................    7.2        Ohio .........................    0.9        Total ........................   99.6%
Kentucky .....................    4.4        Pennsylvania .................    2.3                                         ====


                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:
Investments in securities, at value

 (cost $332,152,190) ....................................................   $ 345,049,341
Cash ....................................................................          94,694
Interest receivable .....................................................       5,837,449
Prepaid expenses ........................................................         131,828
                                                                            -------------
  TOTAL ASSETS ..........................................................     351,113,312
                                                                            -------------
LIABILITIES:
Payable for:
  Investments purchased .................................................       4,292,685
  Dividends to preferred shareholders ...................................         185,722
  Investment management fee .............................................         109,564
  Common shares of beneficial interest repurchased ......................          80,679
Accrued expenses ........................................................         102,138
                                                                            -------------
  TOTAL LIABILITIES .....................................................       4,770,788
                                                                            -------------
  NET ASSETS ............................................................   $ 346,342,524
                                                                            =============
COMPOSITION OF NET ASSETS:

Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 1,940 shares outstanding) ............   $  97,000,000
                                                                            -------------
Common shares of beneficial interest (unlimited shares authorized of

 $.01 par value, 16,413,358 shares outstanding) .........................     245,480,171
Net unrealized appreciation .............................................      12,897,151
Accumulated undistributed net investment income .........................       1,946,858
Accumulated net realized loss ...........................................     (10,981,656)
                                                                            -------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................     249,342,524
                                                                            -------------
  TOTAL NET ASSETS ......................................................   $ 346,342,524
                                                                            =============
NET ASSET VALUE PER COMMON SHARE
($249,342,524 divided by 16,413,358 common shares outstanding) ..........   $       15.19
                                                                            =============

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $18,253,430
                                                  -----------
EXPENSES
Investment management fee .....................     1,206,428
Auction commission fees .......................       291,420
Transfer agent fees and expenses ..............        79,795
Professional fees .............................        69,239
Auction agent fees ............................        42,176
Registration fees .............................        30,288
Shareholder reports and notices ...............        26,580
Custodian fees ................................        17,950
Trustees' fees and expenses ...................        15,880
Other .........................................        39,868
                                                  -----------
  TOTAL EXPENSES ..............................     1,819,624

Less: expense offset ..........................       (17,950)
                                                  -----------
  NET EXPENSES ................................     1,801,674
                                                  -----------
  NET INVESTMENT INCOME .......................    16,451,756
                                                  -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................     2,575,999
Net change in unrealized appreciation .........    11,278,495
                                                  -----------
  Net Gain ....................................    13,854,494
                                                  -----------
Net Increase ..................................   $30,306,250
                                                  ===========

                        See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 FOR THE YEAR        FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                               OCTOBER 31, 2001    OCTOBER 31, 2000
                                                                              ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................................    $  16,451,756       $  16,763,295
Net realized gain ..........................................................        2,575,999             727,547
Net change in unrealized appreciation/depreciation .........................       11,278,495          12,898,713
                                                                                -------------       -------------
  Net Increase .............................................................       30,306,250          30,389,555
                                                                                -------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..................................................................       (3,304,470)         (3,824,096)
Common .....................................................................      (12,495,689)        (13,838,773)
                                                                                -------------       -------------
  TOTAL DIVIDENDS ..........................................................      (15,800,159)        (17,662,869)
                                                                                -------------       -------------
Decrease from transactions in common shares of beneficial interest .........       (5,985,778)        (10,279,055)
                                                                                -------------       -------------
  NET INCREASE .............................................................        8,520,313           2,447,631
NET ASSETS:
Beginning of period ........................................................      337,822,211         335,374,580
                                                                                -------------       -------------
END OF PERIOD
(Including accumulated undistributed net investment income of $1,946,858 and
$1,295,261, respectively) ..................................................    $ 346,342,524       $ 337,822,211
                                                                                =============       =============

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Securities (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $52,804,259 and $67,403,818, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,833. At October 31, 2001, the Trust had an accrued pension liability of $42,395, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 though 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT IN                RESET        RANGE OF
 SERIES   SHARES*   THOUSANDS*     RATE*      DATE     DIVIDEND RATES**
 ------   -------   ----------     -----      ----     ----------------

    1       340       $17,000       2.47%   09/10/02     2.18% - 5.05%
    2       300        15,000       1.95    11/07/01     1.85  - 5.05
    3       300        15,000       1.85    11/01/01     1.85  - 5.00
    4       600        30,000       3.64    01/08/02     3.64  - 4.05
    5       400        20,000       2.75    07/02/02     2.70  - 5.05

------------
*     As of October 31, 2001.
**    For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends to Series 1 through 5 at rates ranging from 1.70% to 3.64%, in the aggregate amount of $407,852.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                               SHARES      PAR VALUE      PAR VALUE
                                                                           -------------- ----------- ----------------
Balance, October 31, 1999. ...............................................   17,718,413    $177,184    $ 261,567,820
Treasury shares purchased and retired (weighted average discount 11.64%)*      (856,455)     (8,564)     (10,270,491)
                                                                             ----------    --------    -------------
Balance, October 31, 2000 ................................................   16,861,958     168,620      251,297,329
Treasury shares purchased and retired (weighted average discount 10.30%)*      (448,600)     (4,486)      (5,981,292)
                                                                             ----------    --------    -------------
Balance, October 31, 2001. ...............................................   16,413,358    $164,134    $ 245,316,037
                                                                             ==========    ========    =============


------------
*  The Trustees have voted to retire the shares purchased.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2001, the Trust utilized approximately $2,576,000 of its net capital loss carryover. At October 31, 2001, the Trust had a net capital loss carryover of approximately $10,982,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:



           AMOUNT IN THOUSANDS
------------------------------------------
    2002         2003      2004      2005
-----------   ---------   ------   -------

$  7,321       $2,809      $716     $136
========       ======      ====     ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On October 30, 2001, the Trust declared the following dividends from net investment income:


        AMOUNT           RECORD             PAYABLE
      PER SHARE           DATE               DATE
      ---------     ----------------   ----------------
       $0.0675      November 9, 2001   November 23, 2001
       $0.0675      December 7, 2001   December 21, 2001

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust did not hold positions in residual interest bonds.

10. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                            FOR THE YEAR ENDED OCTOBER 31*
                                                             ------------------------------------------------------------------
                                                                   2001          2000        1999        1998        1997
                                                             ------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................     $  14.28     $ 13.45      $ 14.99     $  14.31       $  13.44
                                                                 --------     --------     -------     --------       --------
Income (loss) from investment operations:
 Net investment income .....................................         0.99         0.97        0.95         0.95           0.95
 Net realized and unrealized gain (loss) ...................         0.83         0.81       (1.57)        0.64           0.69
                                                                 --------     --------     -------     --------       --------
Total income (loss) from investment operations .............         1.82         1.78       (0.62)        1.59           1.64
                                                                 --------     --------     -------     --------       --------
Less dividends from:
 Net investment income .....................................        (0.75)       (0.81)      (0.78)       (0.75)         (0.72)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................        (0.20)       (0.22)      (0.18)       (0.19)         (0.18)
                                                                 --------     --------     -------     --------       --------
Total dividends ............................................        (0.95)       (1.03)      (0.96)       (0.94)         (0.90)
                                                                 --------     --------     -------     --------       --------
Anti-dilutive effect of acquiring treasury shares ..........         0.04         0.08        0.04         0.03            0.1
                                                                 --------     --------     -------     --------       --------
Net asset value, end of period .............................     $  15.19     $  14.28     $ 13.45     $  14.99       $  14.31
                                                                 ========     ========     =======     ========       ========
Market value, end of period ................................     $  13.62     $  2.125     $ 12.063    $ 13.938       $  12.50
                                                                 ========     ========     ========    ========       ========
TOTAL RETURN+  .............................................        18.82%       7.40%        (8.22)%    18.04%          18.11%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses (before expense offset) ...........................         0.74%(1)    0.77%(1)      0.73%(1)    0.72%(1)       0.71%(1)
Net investment income before preferred stock dividends .....         6.65%       7.09%         6.52%       6.46%          6.87%
Preferred stock dividends ..................................         1.34%       1.62%         1.24%       1.29%          1.30%
Net investment income available to common shareholders .....         5.31%       5.47%         5.28%       5.17%          5.57%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................     $346,343     $337,822     $335,375    $371,027       $363,509
Asset coverage on preferred shares at end of period ........          356%         348%         345%        382%           374%
Portfolio turnover rate ....................................           16%           5%          10%          3%             6%


------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
INDEPENDENT AUDITOR'S REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY QUALITY MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Quality Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Securities, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Quality Municipal Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

                       2001 FEDERAL TAX NOTICE (UNAUDITED)

      For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

[MORGAN STANLEY LOGO]
[GRAPHIC OMITTED]



MORGAN STANLEY
QUALITY MUNICIPAL
SECURITIES



ANNUAL REPORT
OCTOBER 31, 2001